Exhibit 77Q3

INVESCO FLOATING RATE FUND                                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:     8/31/2011
FILE NUMBER:           811-09913
SERIES NO.:            6

72DD.     1   Total income dividends for which record date passed during the period. (000's Omitted)
              Class A               $21,622
          2   Dividends for a second class of open-end company shares (000's Omitted)
              Class C               $10,388
              Class R               $    62
              Class Y               $ 6,646
              Institutional Class   $ 3,168

 73A.         Payments per share outstanding during the entire current period: (form nnn.nnnn)
          1   Dividends from net investment income
              Class A                0.3487
          2   Dividends for a second class of open-end company shares (form nnn.nnnn)
              Class C                0.3085
              Class R                0.3303
              Class Y                0.3679
              Institutional Class    0.3733

 74U.     1   Number of shares outstanding (000's Omitted)
              Class A                    61,281
          2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class C                36,572
              Class R                   202
              Class Y                17,145
              Institutional Class     6,656

 74V.     1   Net asset value per share (to nearest cent)
              Class A               $  7.36
          2   Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class C               $  7.32
              Class R               $  7.37
              Class Y               $  7.34
              Institutional Class   $  7.36

INVESCO STRUCTURED CORE FUND                                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:     8/31/2011
FILE NUMBER:           811-09913
SERIES NO.:            7

72DD.     1   Total income dividends for which record date passed during the period. (000's Omitted)
              Class A               $    18
          2   Dividends for a second class of open-end company shares (000's Omitted)
              Class B               $     1
              Class C               $     1
              Class R               $    15
              Class Y               $     2
              Investor Class        $   849
              Institutional Class   $   175

 73A.         Payments per share outstanding during the entire current period: (form nnn.nnnn)
          1   Dividends from net investment income
              Class A                0.0830
          2   Dividends for a second class of open-end company shares (form nnn.nnnn)
              Class B                0.0269
              Class C                0.0239
              Class R                0.0691
              Class Y                0.1035
              Investor Class         0.0830
              Institutional Class    0.1035

 74U.     1   Number of shares outstanding (000's Omitted)
              Class A                27,834
          2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class B                 2,857
              Class C                 6,705
              Class R                   178
              Class Y                   522
              Investor Class          8,678
              Institutional Class     1,580

 74V.     1   Net asset value per share (to nearest cent)
              Class A               $  7.34
          2   Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class B               $  7.26
              Class C               $  7.25
              Class R               $  7.31
              Class Y               $  7.37
              Investor Class        $  7.36
              Institutional Class   $  7.37

INVESCO SELECT REAL ESTATE INCOME FUND                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:     8/31/2011
FILE NUMBER:           811-09913
SERIES NO.:            10

72DD.     1   Total income dividends for which record date passed during the period. (000's Omitted)
              Class A               $ 6,385
          2   Dividends for a second class of open-end company shares (000's Omitted)
              Class B               $    55
              Class C               $   635
              Class Y               $ 1,011
              Institutional Class   $ 1,577

 73A.         Payments per share outstanding during the entire current period: (form nnn.nnnn)
          1   Dividends from net investment income
              Class A                0.3075
          2   Dividends for a second class of open-end company shares (form nnn.nnnn)
              Class B                0.2447
              Class C                0.2447
              Class Y                0.3274
              Institutional Class    0.3361

 74U.     1   Number of shares outstanding (000's Omitted)
              Class A                24,221
          2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class B                   212
              Class C                 3,170
              Class Y                 3,126
              Institutional Class     4,271

 74V.     1   Net asset value per share (to nearest cent)
              Class A               $  8.39
          2   Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class B               $  8.36
              Class C               $  8.36
              Class Y               $  8.36
              Institutional Class   $  8.38

INVESCO CORE PLUS BOND FUND                                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:     8/31/2011
FILE NUMBER:           811-09913
SERIES NO.:            11

72DD.     1   Total income dividends for which record date passed during the period. (000's Omitted)
              Class A               $ 2,136
          2   Dividends for a second class of open-end company shares (000's Omitted)
              Class B               $   189
              Class C               $   237
              Class R               $    21
              Class Y               $    23
              Institutional Class   $ 1,614

 73A.         Payments per share outstanding during the entire current period: (form nnn.nnnn)
          1   Dividends from net investment income
              Class A                0.3195
          2   Dividends for a second class of open-end company shares (form nnn.nnnn)
              Class B                0.2404
              Class C                0.2404
              Class R                0.2932
              Class Y                0.3459
              Institutional Class    0.3459

 74U.     1   Number of shares outstanding (000's Omitted)
              Class A                21,264
          2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class B                 2,302
              Class C                 3,159
              Class R                   217
              Class Y                   494
              Institutional Class    15,727

 74V.     1   Net asset value per share (to nearest cent)
              Class A               $ 10.60
          2   Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class B               $ 10.60
              Class C               $ 10.60
              Class R               $ 10.60
              Class Y               $ 10.60
              Institutional Class   $ 10.60

INVESCO VAN KAMPEN GROWTH AND INCOME FUND                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:     8/31/2011
FILE NUMBER:           811-09913
SERIES NO.:            12

72DD.     1   Total income dividends for which record date passed during the period. (000's Omitted)
              Class A               $ 49,752
          2   Dividends for a second class of open-end company shares (000's Omitted)
              Class B               $  2,290
              Class C               $    994
              Class R               $  1,231
              Class Y               $ 20,659
              Institutional Class   $  2,011

 73A.         Payments per share outstanding during the entire current period: (form nnn.nnnn)
          1   Dividends from net investment income
              Class A                 0.2034
          2   Dividends for a second class of open-end company shares (form nnn.nnnn)
              Class B                 0.1837
              Class C                 0.0631
              Class R                 0.1569
              Class Y                 0.2503
              Institutional Class     0.2677

 74U.     1   Number of shares outstanding (000's Omitted)
              Class A                230,373
          2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class B                  9,681
              Class C                 14,493
              Class R                  8,184
              Class Y                 85,707
              Institutional Class     17,027

 74V.     1   Net asset value per share (to nearest cent)
              Class A               $  18.01
          2   Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class B               $  17.88
              Class C               $  17.84
              Class R               $  18.02
              Class Y               $  18.03
              Institutional Class   $  18.05

INVESCO EQUALLY WEIGHTED S&P 500 FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:     8/31/2011
FILE NUMBER:           811-09913
SERIES NO.:            13

72DD.     1   Total income dividends for which record date passed during the period. (000's Omitted)
              Class A               $ 8,802
          2   Dividends for a second class of open-end company shares (000's Omitted)
              Class B               $   421
              Class C               $   250
              Class R               $     2
              Class Y               $ 2,834

 73A.         Payments per share outstanding during the entire current period: (form nnn.nnnn)
          1   Dividends from net investment income
              Class A                0.4053
          2   Dividends for a second class of open-end company shares (form nnn.nnnn)
              Class B                0.1071
              Class C                0.1071
              Class R                0.3059
              Class Y                0.4881

 74U.     1   Number of shares outstanding (000's Omitted)
              Class A                21,396
          2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class B                 2,616
              Class C                 2,353
              Class R                    40
              Class Y                 5,909

 74V.     1   Net asset value per share (to nearest cent)
              Class A               $ 29.89
          2   Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class B               $ 29.70
              Class C               $ 28.81
              Class R               $ 29.77
              Class Y               $ 30.13

INVESCO CALIFORNIA TAX-FREE INCOME FUND                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2011
FILE NUMBER:        811-09913
SERIES NO.:         14


72DD.    1  Total income dividends for which record date passed during the period. (000's Omitted)
            Class A              $ 2,485
         2  Dividends for a second class of open-end company shares (000's Omitted)
            Class B              $10,581
            Class C              $   701
            Class Y              $ 1,185

 73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
         1  Dividends from net investment income
            Class A               0.5192
         2  Dividends for a second class of open-end company shares (form nnn.nnnn)
            Class B               0.5232
            Class C               0.4666
            Class Y               0.5487

 74U.    1  Number of shares outstanding (000's Omitted)
            Class A               13,129
         2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
            Class B               19,304
            Class C                1,910
            Class Y                2,125

 74V.    1  Net asset value per share (to nearest cent)
            Class A              $ 11.34
         2  Net asset value per share of a second class of open-end company shares (to nearest cent)
            Class B              $ 11.42
            Class C              $ 11.41
            Class Y              $ 11.38

INVESCO LARGE CAP RELATIVE VALUE FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD AND 73A.

FOR PERIOD ENDING:  8/31/2011
FILE NUMBER:        811-09913
SERIES NO.:         15


72DD.    1  Total income dividends for which record date passed during the period. (000's Omitted)
            Class A              $   384
         2  Dividends for a second class of open-end company shares (000's Omitted)
            Class B              $     -
            Class C              $     -
            Class Y              $ 1,758

73A.        Payments per share outstanding during the entire current period: (form nnn.nnnn)
         1  Dividends from net investment income
            Class A               0.1001
         2  Dividends for a second class of open-end company shares (form nnn.nnnn)
            Class B               0.0221
            Class C               0.0221
            Class Y               0.1262

INVESCO NEW YORK TAX-FREE INCOME FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD AND 73A.

FOR PERIOD ENDING:  8/31/2011
FILE NUMBER:        811-09913
SERIES NO.:         16

72DD.    1  Total income dividends for which record date passed during the period. (000's Omitted)
            Class A              $ 1,508
         2  Dividends for a second class of open-end company shares (000's Omitted)
            Class B              $   436
            Class C              $   130
            Class Y              $   259

73A.        Payments per share outstanding during the entire current period: (form nnn.nnnn)
         1  Dividends from net investment income
            Class A               0.3683
         2  Dividends for a second class of open-end company shares (form nnn.nnnn)
            Class B               0.3457
            Class C               0.3256
            Class Y               0.3840

INVESCO VAN KAMPEN EQUITY AND INCOME FUND                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.


FOR PERIOD ENDING:  8/31/2011
FILE NUMBER:        811-09913
SERIES NO.:         17


72DD.    1  Total income dividends for which record date passed during the period. (000's Omitted)
            Class A               $150,004
         2  Dividends for a second class of open-end company shares (000's Omitted)
            Class B               $ 22,044
            Class C               $ 14,082
            Class R               $  3,025
            Class Y               $  9,905
            Institutional Class   $  1,975

 73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
         1  Dividends from net investment income
            Class A                 0.1542
         2  Dividends for a second class of open-end company shares (form nnn.nnnn)
            Class B                 0.1423
            Class C                 0.0930
            Class R                 0.1338
            Class Y                 0.1754
            Institutional Class     0.1847

 74U.    1  Number of shares outstanding (000's Omitted)
            Class A                965,263
         2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
            Class B                126,169
            Class C                150,794
            Class R                 22,138
            Class Y                 51,480
            Institutional Class     19,033

 74V.    1  Net asset value per share (to nearest cent)
            Class A               $   8.19
         2  Net asset value per share of a second class of open-end company shares (to nearest cent)
            Class B               $   8.04
            Class C               $   8.07
            Class R               $   8.23
            Class Y               $   8.20
            Institutional Class   $   8.20

INVESCO BALANCED FUND                                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD AND 73A.

FOR PERIOD ENDING:  8/31/2011
FILE NUMBER:        811-09913
SERIES NO.:         18


72DD.    1  Total income dividends for which record date passed during the period. (000's Omitted)
            Class A               $ 1,218
         2  Dividends for a second class of open-end company shares (000's Omitted)
            Class B               $   172
            Class C               $   348
            Class Y               $     6

 73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
         1  Dividends from net investment income
            Class A                0.1888
         2  Dividends for a second class of open-end company shares (form nnn.nnnn)
            Class B                0.0926
            Class C                0.0925
            Class Y                0.2207

INVESCO DIVIDEND GROWTH SECURITIES FUND                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD AND 73A.

FOR PERIOD ENDING:  8/31/2011
FILE NUMBER:        811-09913
SERIES NO.:         19


72DD.    1  Total income dividends for which record date passed during the period. (000's Omitted)
            Class A               $   760
         2  Dividends for a second class of open-end company shares (000's Omitted)
            Class B               $22,335
            Class C               $   212
            Class Y               $   360

 73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
         1  Dividends from net investment income
            Class A                0.2638
         2  Dividends for a second class of open-end company shares (form nnn.nnnn)
            Class B                0.2664
            Class C                0.1389
            Class Y                0.3063

INVESCO FUNDAMENTAL VALUE FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD AND 73A.

FOR PERIOD ENDING:  8/31/2011
FILE NUMBER:        811-09913
SERIES NO.:         20


72DD.    1  Total income dividends for which record date passed during the period. (000's Omitted)
            Class A               $   177
         2  Dividends for a second class of open-end company shares (000's Omitted)
            Class B               $   263
            Class C               $     2
            Class Y               $    11

 73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
         1  Dividends from net investment income
            Class A                0.1382
         2  Dividends for a second class of open-end company shares (form nnn.nnnn)
            Class B                0.1197
            Class C                0.0048
            Class Y                0.1859

INVESCO S&P 500 INDEX FUND                                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  8/31/2011
FILE NUMBER:        811-09913
SERIES NO.:         21


72DD.    1  Total income dividends for which record date passed during the period. (000's Omitted)
            Class A               $ 4,314
         2  Dividends for a second class of open-end company shares (000's Omitted)
            Class B               $   344
            Class C               $   411
            Class Y               $   331

 73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
         1  Dividends from net investment income
            Class A                0.1486
         2  Dividends for a second class of open-end company shares (form nnn.nnnn)
            Class B                0.0705
            Class C                0.0705
            Class Y                0.1709

 74U.    1  Number of shares outstanding (000's Omitted)
            Class A                27,904
         2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
            Class B                 2,929
            Class C                 5,374
            Class Y                 1,256

 74V.    1  Net asset value per share (to nearest cent)
            Class A               $ 13.25
         2  Net asset value per share of a second class of open-end company shares (to nearest cent)
            Class B               $ 12.92
            Class C               $ 12.79
            Class Y               $ 13.40

INVESCO VAN KAMPEN AMERICAN FRANCHISE FUND                         SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:   8/31/2011
FILE NUMBER:         811-09913
SERIES NO.:          22

74U.     1   Number of shares outstanding (000's Omitted)
             Class A              417,697
         2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
             Class B               32,545
             Class C               23,202
             Class R                1,512
             Class Y                9,974
             Institutional Class   16,780

74V.     1   Net asset value per share (to nearest cent)
             Class A               $  11.72
         2   Net asset value per share of a second class of open-end company shares (to nearest cent)
             Class B               $  11.47
             Class C               $  11.51
             Class R               $  11.71
             Class Y               $  11.78
             Institutional Class   $  11.75

INVESCO VAN KAMPEN CORE EQUITY FUND                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD AND 73A.

FOR PERIOD ENDING:   8/31/2011
FILE NUMBER:         811-09913
SERIES NO.:          23

72DD.     1   Total income dividends for which record date passed during the period. (000's Omitted)
              Class A               $   145
          2   Dividends for a second class of open-end company shares (000's Omitted)
              Class B               $     3
              Class C               $     6
              Class Y               $   487
              Class R               $     -

 73A.         Payments per share outstanding during the entire current period: (form nnn.nnnn)
          1   Dividends from net investment income
              Class A                0.1222
          2   Dividends for a second class of open-end company shares (form nnn.nnnn)
              Class B                0.0421
              Class C                0.0413
              Class Y                0.1491
              Class R                0.0950

INVESCO VAN KAMPEN EQUITY PREMIUM INCOME FUND                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD AND 73A.

FOR PERIOD ENDING:   8/31/2011
FILE NUMBER:         811-09913
SERIES NO.:          24

72DD.     1   Total income dividends for which record date passed during the period. (000's Omitted)
              Class A               $   392
          2   Dividends for a second class of open-end company shares (000's Omitted)
              Class B               $    27
              Class C               $   100
              Class Y               $    25

 73A.         Payments per share outstanding during the entire current period: (form nnn.nnnn)
          1   Dividends from net investment income
              Class A                0.0542
          2   Dividends for a second class of open-end company shares (form nnn.nnnn)
              Class B                0.0179
              Class C                0.0179
              Class Y                0.0715

INVESCO VAN KAMPEN PENNSYLVANIA TAX FREE INCOME FUND               SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:   8/31/2011
FILE NUMBER:         811-09913
SERIES NO.:          25

72DD.     1   Total income dividends for which record date passed during the period. (000's Omitted)
              Class A               $ 5,719
          2   Dividends for a second class of open-end company shares (000's Omitted)
              Class B               $   145
              Class C               $   361
              Class Y               $     8

 73A.         Payments per share outstanding during the entire current period: (form nnn.nnnn)
          1   Dividends from net investment income
              Class A                0.6732
          2   Dividends for a second class of open-end company shares (form nnn.nnnn)
              Class B                0.6190
              Class C                0.5569
              Class Y                0.7126

 74U.     1   Number of shares outstanding (000's Omitted)
              Class A                 8,223
          2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class B                   193
              Class C                   609
              Class Y                    11

 74V.     1   Net asset value per share (to nearest cent)
              Class A               $ 15.85
          2   Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class B               $ 15.86
              Class C               $ 15.88
              Class Y               $ 15.86

INVESCO VAN KAMPEN SMALL CAP GROWTH FUND                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:   8/31/2011
FILE NUMBER:         811-09913
SERIES NO.:          26

74U.     1   Number of shares outstanding (000's Omitted)
             Class A                77,749
         2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
             Class B                 1,709
             Class C                 5,266
             Class Y                21,782

74V.     1   Net asset value per share (to nearest cent)
             Class A                $ 10.56
         2   Net asset value per share of a second class of open-end company shares (to nearest cent)
             Class B                $  9.89
             Class C                $  9.73
             Class Y                $ 10.72